Annual Report

              VALUE
              FUND
              DECEMBER 31, 2000

                            [LOGO OF T. ROWE PRICE]

    REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
    Value Fund

 .   In a tumultuous year for stocks, the fund provided exceptional results.
 .   Returns for the 6- and 12-month periods ended December 31, 2000, were well ahead of both the S&P 500 and the Lipper average for similar funds.
 .   Our strategy concentrated on buying the shares of solid companies that had declined and selling stocks that had run up in value.
 .   Stock valuations are more appealing than a year ago, and we have been focusing on good investment opportunities with reasonable growth prospects in 2001.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

In what will be remembered as one of the most tumultuous years in recent history, the stock market limped to the finish line with its first loss in several years and its worst overall showing in more than two decades. During the year, the Fed maintained a generally restrictive monetary policy, the economy showed signs of deceleration, and once high-flying sectors finally experienced the effects of gravity. In this challenging environment, your fund performed exceptionally well as value stocks returned to favor.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------
Periods Ended 12/31/00       6 Months    12 Months
--------------------------------------------------
Value Fund                     16.68%      15.75%
S&P 500 Index                  -8.72       -9.11
Lipper Multi-Cap Value
Funds Average                   9.10        8.84

As shown in the table, your fund posted a 16.68% gain for the six-month period ended December 31, 2000, substantially ahead of both the unmanaged Standard & Poor's 500 Stock Index and the Lipper category of similarly managed funds. For the 12 months, we were gratified by the fund's strong competitive return of 15.75%, which easily outpaced both benchmarks. The fund stacked up well even when compared with the overall universe of rebounding value stocks.

Investors Rediscover Quality

The most notable story of 2000 was the return to earth of the most aggressive market sectors and the consequent reevaluation of risk tolerance by investors. In a nutshell, a lot of people lost a ton of money betting on companies that, as hindsight clearly shows, should never have attracted the capital that had been heaped upon them to begin with. The rapid rise and fall of companies such as priceline.com, Amazon.com, and a bevy of other dot-coms has been extensively chronicled. This crescendo of speculation reached a high point last summer when one of the small telecommunications equipment start-ups in our region, admittedly one with good prospects, went public and within days had a market capitalization greater than that of General Motors. The unholy alliance between entrepreneurs, venture capitalists, and the unwitting public has, in many cases, come to a sad ending. This unwinding process resulted in the worst performance for the Nasdaq Composite (down nearly 40%) since the benchmark was created in 1971. The good news in all of this is that such carnage has undoubtedly created some interesting investment opportunities for us to consider.

In earlier reports, we cited the significant gap in performance between growth and value stocks in recent years. We knew that sooner or later the gap would narrow but did not fully appreciate how quickly this could occur. Part of the fallout from the Nasdaq correction was a renewed interest in companies with reasonable valuations and real revenues, earnings, and cash flows. The fund benefited significantly from this shift in investor focus.


YEAR-END DISTRIBUTIONS

On December 12, your Board of Directors declared an annual income dividend of $0.23 per share, a long-term capital gain distribution of $0.42, and a short-term capital gain distribution of $0.42. The dividend and capital gain distributions were paid on December 14, 2000, to shareholders of record on December 12. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2000 tax purposes.


PORTFOLIO REVIEW

After such a tumultuous year, it may be helpful to review the investment approach we use to manage the fund. Our investment strategy is to invest in companies we consider to be undervalued in terms of price/earnings, price/cash flow, price/sales, price/asset value or replacement cost, and other measures of value. Many of our holdings are contrarian in nature in that they have been out of favor with investors for one reason or another and, as a result, their share prices are unreasonably low in our view. We employ no macroeconomic, top-down, or thematic overlays in our approach. We are simply looking to invest in good companies at inexpensive prices. Twelve months ago we discussed the extremely high levels of stock valuations and widespread speculative behavior that characterized the marketplace. Now, following the pullback in 2000, numerous investment opportunities worthy of further investigation have been created.

                                    [GRAPH]

----------------------
SECTOR DIVERSIFICATION
-------------------------------------------------
Financial                                     19%
Consumer Services                             14%
Technology                                     9%
Business Services and Transportation          10%
Reserves and Other                            23%
Process Industries                             7%
Consumer Cyclicals                             9%
Consumer Nondurables                           9%

Based on net assets as of 12/31/00.

At the end of the year, we had 19% of net assets invested in financial stocks compared with 18% six months ago. Consumer services accounted for 14% of assets, a drop of two percentage points from June, while the remaining assets were diversified among other industries, including technology, consumer stocks, and process industries.

Our Purchases and Sales Reflected Relative Stock Values
The Major Portfolio Changes table following this letter highlights significant purchases and sales over the past six months. Most of sales were of companies that had performed relatively well during the last year or two and, therefore, no longer looked undervalued to us. We eliminated several positions from the portfolio, among them Hillenbrand Industries, Safeway, Fort James, and Reed International. New holdings included Time Warner, Microsoft, Texaco, Hewlett-Packard, TRW, Mead, and Eastman Kodak. At different times during the year, all of their share prices declined to levels where we felt they were significantly undervalued relative to each company's prospects for growth. It was not uncommon to see such fine companies as those mentioned, and others, fall precipitously in 2000.

In our experience, whenever the shares of high-quality companies decline sharply, it pays to take a closer look at them. While our initial forays into the technology sector have been somewhat premature, our new positions in non-tech stocks such as Time Warner, Texaco, Mead, TRW, and Eastman Kodak were timely. Several holdings such as Texaco, Fort James, and Honeywell benefited from merger and acquisition activity in the second half of the year, a continuation of the pattern that has characterized the Value Fund over the years.

OUTLOOK

Following last year's correction in overextended areas of the market, general stock valuations have become more reasonable. The 9% decline in the S&P 500 and the 39% pullback in the Nasdaq Composite have drained much of the speculative excess that was evident a year ago. These price contractions have created a number of interesting investment opportunities for us. As we write this letter, all eyes are on the economy and on Washington to see how severe the economic slowdown will be, and what steps the Federal Reserve and the new administration will take to stimulate a renewal of economic growth. Much of the pain now seems to be behind us, and negative investor sentiment is fairly widespread--a bullish sign. While further market turbulence is likely, we see many investment opportunities that meet our criteria for selecting sound companies whose stocks are selling at attractive prices.

We would like to thank our shareholders for staying with the fund while many others were abandoning value in favor of aggressive stocks with no earnings to support them. We are gratified that your patience was rewarded in 2000.

As always, we appreciate your continued confidence and support.

Respectfully submitted,

/s/ Brian C. Rogers

Brian C. Rogers
President and chairman of the fund's Investment Advisory Committee

January 12, 2001


The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

---------------------
PORTFOLIO  HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/00
--------------------------------------------------------------------------------
Washington Mutual                                                           1.9%
Lockheed Martin                                                             1.8
Loews                                                                       1.8
Rockwell International                                                      1.7
Honeywell International                                                     1.4
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide                                         1.4
Stanley Works                                                               1.4
Waste Management                                                            1.4
Cooper Industries                                                           1.4
Gillette                                                                    1.4
--------------------------------------------------------------------------------
Tricon Global Restaurants                                                   1.3
Allstate                                                                    1.3
ITT Industries                                                              1.3
Comcast                                                                     1.3
Berkshire Hathaway                                                          1.3
--------------------------------------------------------------------------------
Hartford Financial Services Group                                           1.2
Becton, Dickinson                                                           1.2
Black & Decker                                                              1.2
Amerada Hess                                                                1.2
May Department Stores                                                       1.2
--------------------------------------------------------------------------------
UnumProvident                                                               1.2
Burlington Resources                                                        1.1
Phelps Dodge                                                                1.1
Great Lakes Chemical                                                        1.1
Bank One                                                                    1.1
--------------------------------------------------------------------------------
Total                                                                      33.7%

Note: Table excludes reserves.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)

6 Months Ended 12/31/00

Ten Largest Purchases               Ten Largest Sales
--------------------------------------------------------------------------------
Time Warner *                       Hillenbrand Industries **
Microsoft *                         Allegheny Technologies **
Motorola                            Safeway **
Goodyear Tire & Rubber *            Fort James **
Lucent Technologies *               Reed International **
Texaco *                            Ceridian **
Hewlett-Packard *                   Neiman Marcus **
Mead *                              First Data **
Eastman Kodak *                     Textron **
TRW *                               Verizon Communications **

 *  Position added
**  Position eliminated

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

VALUE FUND
--------------------------------------------------------------------------------

                                    [GRAPH]

                                    Lipper
                                  Multi-Cap Value
     Date       S&P 500 Index     Funds Average          Value Fund

    9/30/94       $10,000           $10,000                $10,000
      12/94       $ 9,998           $ 9,808                $10,310
      12/95       $13,756           $12,958                $14,419
      12/96       $16,914           $15,639                $18,529
      12/97       $22,557           $19,887                $23,948
      12/98       $29,004           $21,930                $25,590
      12/99       $35,106           $23,164                $27,933
      12/00       $31,909           $25,085                $32,332


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                           Since       Inception
Periods Ended 12/31/00         1 Year   3 Years  5 Years   Inception   Date
--------------------------------------------------------------------------------
Value Fund                     15.75%   10.52%   17.53%    20.65%      9/30/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------
Value shares


                                           Year
                                          Ended
                                        12/31/00      12/31/99     12/31/98      12/31/97        12/31/96
NET ASSET VALUE
Beginning of period                    $   17.50    $    18.31    $   18.24    $    15.76       $   13.21
Investment activities
   Net investment income (loss)             0.24          0.22         0.19          0.21            0.27*
   Net realized and
   unrealized gain (loss)                   2.48          1.38         1.04          4.31            3.45

   Total from
   investment activities                    2.72          1.60         1.23          4.52            3.72

Distributions
   Net investment income                   (0.23)        (0.21)       (0.20)        (0.21)          (0.26)
   Net realized gain                       (0.84)        (2.20)       (0.96)        (1.83)          (0.91)

   Total distributions                     (1.07)        (2.41)       (1.16)        (2.04)          (1.17)

NET ASSET VALUE
End of period                          $   19.15    $    17.50    $   18.31    $    18.24       $   15.76
                                       ------------------------------------------------------------------

Ratios/Supplemental Data

Total return+                             15.75%         9.16%        6.85%        29.25%          28.51%*
Ratio of total expenses to
average net assets                         0.91%         0.92%        0.98%         1.05%           1.10%*
Ratio of net investment
income (loss) to average
net assets                                 1.38%         1.14%        1.06%         1.26%           1.71%*
Portfolio turnover rate                    55.9%         67.8%        72.1%         67.2%           68.0%
Net assets, end of period
(in thousands)                         $ 989,348    $  851,419    $ 774,514    $  546,375      $  197,846


+ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------
STATEMENT OF NET ASSETS                                Shares             Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 92.0%

FINANCIAL 18.9%

Bank and Trust 8.4%
AmSouth                                               374,200       $     5,706
Bank of America                                       175,000             8,028
Bank One                                              300,000            10,987
Firstar                                               365,925             8,508
Huntington Bancshares                                 242,000             3,925
KeyCorp                                               300,000             8,400
Mellon Financial                                      190,000             9,346
Summit Bancorp                                        250,000             9,547
Washington Mutual                                     350,000            18,572
                                                                    -----------
                                                                         83,019
                                                                    -----------
Insurance 8.6%
Allstate                                              300,000            13,069
Aon                                                   300,000            10,275
Chubb                                                 125,000            10,812
Hartford Financial Services Group                     175,000            12,359
Loews                                                 170,000            17,606
PartnerRe Holdings                                    150,000             9,150
UnumProvident                                         425,000            11,422
                                                                    -----------
                                                                         84,693
                                                                    -----------
Financial Services 1.9%
Citigroup                                             200,000            10,213
Fannie Mae                                            100,000             8,675
                                                                    -----------
                                                                         18,888
                                                                    -----------
Total Financial                                                         186,600
                                                                    -----------
UTILITIES 3.5%
Telephone 2.5%
AT&T                                                  400,000             6,925
Centurytel                                            275,000             9,831
Sprint                                                400,000             8,125
                                                                    -----------
                                                                         24,881
                                                                    -----------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                       Shares              Value
--------------------------------------------------------------------------------
                                                                    In thousands

Electric Utilities 1.0%
Niagara Mohawk *                                      600,000       $    10,013
                                                                         10,013
                                                                    -----------
Total Utilities                                                          34,894
                                                                    -----------
CONSUMER NONDURABLES 9.1%

Cosmetics 1.4%
Gillette                                              375,000            13,547
                                                                    -----------
                                                                         13,547
                                                                    -----------
Hospital Supplies/Hospital Management 1.2%
Becton, Dickinson                                     350,000            12,119
                                                                    -----------
                                                                         12,119
                                                                    -----------
Pharmaceuticals 1.0%
American Home Products                                150,000             9,532
                                                                    -----------
                                                                          9,532
                                                                    -----------
Health Care Services 0.8%
Aetna *                                               200,000             8,213
                                                                    -----------
                                                                          8,213
                                                                    -----------
Miscellaneous Consumer Products 4.7%
Fortune Brands                                        250,000             7,500
Hasbro                                                750,000             7,969
Procter & Gamble                                      125,000             9,805
Stanley Works                                         450,000            14,034
UST                                                   250,000             7,015
                                                                    -----------
                                                                         46,323
                                                                    -----------
Total Consumer Nondurables                                               89,734
                                                                    -----------
CONSUMER SERVICES 14.1%

Restaurants 1.3%
Tricon Global Restaurants *                           400,000            13,200
                                                                    -----------
                                                                         13,200
                                                                    -----------
General Merchandisers 1.8%
Dillards                                              500,000             5,906
May Department Stores                                 350,000            11,463
                                                                    -----------
                                                                         17,369
                                                                    -----------
10

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                       Shares              Value
--------------------------------------------------------------------------------
                                                                    In thousands

Specialty Merchandisers 2.8%
Albertson's                                           300,000       $     7,950
Nordstrom                                             500,000             9,093
Toys "R" Us *                                         650,000            10,847
                                                                         27,890
                                                                    -----------
Entertainment and Leisure 3.9%
Disney                                                350,000            10,128
Hilton Hotels                                       1,000,000            10,500
Houghton Mifflin                                      105,200             4,879
Viacom (Class B) *                                     90,000             4,207
Vivendi Universal                                     140,000             9,144
                                                                         38,858
                                                                    -----------
Media and Communications 4.3%
Chris-Craft                                            50,000             3,325
Comcast (Class A Special) *                           300,000            12,516
Dun & Bradstreet *                                    112,500             2,911
Fox Entertainment Group (Class A) *                   300,000             5,362
R.R. Donnelley                                        350,000             9,450
Time Warner Telecom                                   175,000             9,142
                                                                         42,706
                                                                    -----------
Total Consumer Services                                                 140,023
                                                                    -----------

CONSUMER CYCLICALS 8.6%

Automobiles and Related 5.2%
Dana                                                  350,000             5,359
Eaton                                                 125,000             9,398
Ford Motor                                            249,817             5,855
Goodyear Tire & Rubber                                400,000             9,196
ITT Industries                                        325,000            12,594
TRW                                                   234,800             9,099
                                                                         51,501
                                                                    -----------
Building and Real Estate 1.4%
Starwood Hotels & Resorts Worldwide, REIT             400,000            14,100
                                                                         14,100
                                                                    -----------
11

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                       Shares              Value
--------------------------------------------------------------------------------
                                                                    In thousands

Miscellaneous Consumer Durables 2.0%
Black & Decker                                        300,000       $    11,775
Eastman Kodak                                         200,000             7,875
                                                                         19,650
                                                                    -----------
Total Consumer Cyclicals                                                 85,251
                                                                    -----------

TECHNOLOGY 9.5%

Electronic Components 1.9%
Motorola                                              500,000            10,125
Texas Instruments                                     175,000             8,291
                                                                    -----------
                                                                         18,416
                                                                    -----------
Electronic Systems 0.9%
Hewlett-Packard                                       268,000             8,459
                                                                          8,459
                                                                    -----------
Information Processing 1.3%
COMPAQ Computer                                       350,000             5,268
Unisys *                                              500,000             7,312
                                                                         12,580
                                                                    -----------
Telecommunications 0.5%
Lucent Technologies                                   400,000             5,400
                                                                          5,400
                                                                    -----------
Aerospace and Defense 4.9%
Honeywell International                               300,000            14,194
Lockheed Martin                                       525,000            17,823
Rockwell International                                350,000            16,669
                                                                         48,686
                                                                    -----------
Total Technology                                                         93,541
                                                                    -----------

CAPITAL EQUIPMENT 1.9%

Electrical Equipment 0.5%
Hubbell (Class B)                                     200,000             5,300
                                                                          5,300
                                                                    -----------
Machinery 1.4%
Cooper Industries                                     300,000            13,781
                                                                         13,781
                                                                    -----------
Total Capital Equipment                                                  19,081
                                                                    -----------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------



                                                       Shares              Value
--------------------------------------------------------------------------------
                                                                    In thousands

BUSINESS SERVICES AND TRANSPORTATION 10.0%

Airlines 1.0%
Delta                                                 200,000       $    10,038
                                                                    -----------
                                                                         10,038
                                                                    -----------
Computer Service and Software 1.9%
BMC Software *                                        350,000             4,900
Microsoft *                                           200,000             8,681
NCR *                                                 100,000             4,913
                                                                    -----------
                                                                         18,494
                                                                    -----------
Transportation Services 1.9%
CNF                                                   300,000            10,144
Ryder System                                          500,000             8,312
                                                                    -----------
                                                                         18,456
                                                                    -----------
Miscellaneous Business Services 3.0%
H&R Block                                             250,000            10,344
Moody's                                               225,000             5,779
Waste Management                                      500,000            13,875
                                                                    -----------
                                                                         29,998
                                                                    -----------
Railroads 2.2%
Canadian Pacific                                      350,000             9,997
Norfolk Southern                                      300,000             3,994
Union Pacific                                         150,000             7,612
                                                                    -----------
                                                                         21,603
                                                                    -----------
Total Business Services and Transportation                               98,589
                                                                    -----------

ENERGY 6.4%

Energy Services 0.8%
Baker Hughes                                          187,000             7,772
                                                                    -----------
                                                                          7,772
                                                                    -----------
Integrated Petroleum - Domestic 2.6%
Amerada Hess                                          157,000            11,471
BP Amoco ADR                                          184,666             8,841
USX-Marathon                                          200,000             5,550
                                                                    -----------
                                                                         25,862
                                                                    -----------
Exploration and Production 1.9%
Burlington Resources                                  225,000            11,362
Unocal                                                200,000             7,738
                                                                    -----------
                                                                         19,100
                                                                    -----------
13

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------


                                                       Shares              Value
--------------------------------------------------------------------------------
                                                                    In thousands

Integrated Petroleum - International 1.1%
Texaco                                                175,000       $    10,872
                                                                    -----------
                                                                         10,872
                                                                    -----------
Total Energy                                                             63,606
                                                                    -----------

PROCESS INDUSTRIES 6.9%

Diversified Chemicals 2.8%
Cabot *                                               400,000            10,550
DuPont                                                175,000             8,455
Hercules                                              450,000             8,578
                                                                    -----------
                                                                         27,583
                                                                    -----------
Specialty Chemicals 2.1%
Great Lakes Chemical                                  300,000            11,156
Pall                                                  450,000             9,591
                                                                    -----------
                                                                         20,747
                                                                    -----------
Paper and Paper Products 1.1%
Mead                                                  350,000            10,981
                                                                    -----------
                                                                         10,981
                                                                    -----------
Forest Products 0.9%
Georgia-Pacific                                        49,673             1,546
Georgia-Pacific (Timber Group)                        250,000             7,484
                                                                    -----------
                                                                          9,030
                                                                    -----------
Total Process Industries                                                 68,341
                                                                    -----------

BASIC MATERIALS 1.8%

Metals 1.7%
Newmont Mining                                        350,000             5,972
Phelps Dodge                                          200,000            11,162
                                                                    -----------
                                                                         17,134
                                                                    -----------
Miscellaneous Materials 0.1%
Owens-Illinois *                                      200,000             1,138
                                                                    -----------
                                                                          1,138
                                                                    -----------
Total Basic Materials                                                    18,272
                                                                    -----------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

                                                                  Shares         Value
--------------------------------------------------------------------------------------
                                                                          In thousands
MISCELLANEOUS 1.3%

Conglomerates 1.3%
Berkshire Hathaway (Class A) *                                       175    $   12,425
                                                                            ----------
Total Miscellaneous                                                             12,425
                                                                            ----------
Total Common Stocks (Cost $867,324)                                            910,357
                                                                            ----------
SHORT-TERM INVESTMENTS 5.6%

Money Market Funds 5.6%
Reserve Investment Fund, 6.69% #                              55,019,643        55,020
                                                                            ----------
Total Short-Term Investments (Cost $55,020)                                     55,020
                                                                            ----------
Total Investments in Securities
97.6% of Net Assets (Cost $922,344)                                         $  965,377

Other Assets Less Liabilities                                                   24,048
                                                                            ----------

NET ASSETS                                                                  $  989,425
                                                                            ----------
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions                   $   12,700
Net unrealized gain (loss)                                                      43,034
Paid-in-capital applicable to 51,657,491 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized               933,691
                                                                            ----------

NET ASSETS                                                                  $  989,425
                                                                            ----------
NET ASSET VALUE PER SHARE
VALUE SHARES
($989,348,100/51,653,476 SHARES OUTSTANDING)                                $    19.15
                                                                            ----------
VALUE ADVISOR CLASS SHARES
($76,857/4,015 SHARES OUTSTANDING)                                          $    19.14
                                                                            ----------

   # Seven-day yield
   * Non-income producing
 ADR American Depository Receipt
REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

------------------------
STATEMENT OF  OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/00

Investment Income (Loss)
Income
   Dividend                                                         $    16,685
   Interest                                                               2,724
                                                                    -----------
   Total income                                                          19,409
                                                                    -----------
Expenses
   Investment management                                                  5,644
   Shareholder servicing
     Value shares                                                         1,709
     Value Advisor Class shares                                               -
   Custody and accounting                                                   131
   Registration                                                             118
   Prospectus and shareholder reports
     Value shares                                                            89
     Value Advisor Class shares                                               -
   Legal and audit                                                           23
   Directors                                                                  8
   Miscellaneous                                                              6
                                                                    -----------
   Total expenses                                                         7,728
   Expenses paid indirectly                                                  (3)
                                                                    -----------
   Net expenses                                                           7,725
                                                                    -----------
Net investment income (loss)                                             11,684
                                                                    -----------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
   Securities                                                            36,985
   Foreign currency transactions                                             (7)
                                                                    -----------
   Net realized gain (loss)                                              36,978
                                                                    -----------
Change in net unrealized gain or loss on securities                      77,499
                                                                    -----------
Net realized and unrealized gain (loss)                                 114,477
                                                                    -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $   126,161
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

16
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/00        12/31/99

Increase (Decrease) in Net Assets
Operations
   Net investment income (loss)                       $   11,684     $    9,671
   Net realized gain (loss)                               36,978         87,539
   Change in net unrealized gain or loss                  77,499        (38,582)
                                                      -------------------------
   Increase (decrease) in net assets from operations     126,161         58,628
                                                      -------------------------
Distributions to shareholders
   Net investment income
     Value shares                                        (10,999)        (9,204)
     Value Advisor Class shares                                -              -
   Net realized gain
     Value shares                                        (40,159)       (95,424)
     Value Advisor Class shares                               (1)             -
                                                      -------------------------
   Decrease in net assets from distributions             (51,159)      (104,628)
                                                      -------------------------
Capital share transactions *
   Shares sold
     Value shares                                        396,611        468,108
     Value Advisor Class shares                               72              -
   Distributions reinvested
     Value shares                                         46,558         96,937
     Value Advisor Class shares                                1              -
   Shares redeemed
     Value shares                                       (380,238)      (442,140)
     Value Advisor Class shares                                -              -
                                                      -------------------------
   Increase (decrease) in net assets from
   capital share transactions                             63,004        122,905
                                                      -------------------------
Net Assets
Increase (decrease) during period                        138,006         76,905
Beginning of period                                      851,419        774,514
                                                      -------------------------

End of period                                         $  989,425     $  851,419
                                                      -------------------------

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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/00       12/31/99

*Share information
   Shares sold
     Value shares                                         22,313         23,992
     Value Advisor Class shares                                4              -
   Distributions reinvested
     Value shares                                          2,512          5,545
     Value Advisor Class shares                                -              -
   Shares redeemed
     Value shares                                        (21,828)       (23,188)
     Value Advisor Class shares                                -              -
                                                      -------------------------
   Increase (decrease) in shares outstanding               3,001          6,349


The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------
                                                               December 31, 2000

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Value Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued; income is a secondary objective. The fund has two classes of shares--Value, offered since September 30, 1994, and Value Advisor Class, first offered on March 31, 2000. Value Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

19
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T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

Class Accounting The Value Advisor Class pays distribution and administrative expenses, in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class's average net assets. Shareholder servicing, prospectus, and shareholder report expenses are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions are declared and paid by the fund on an annual basis.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $450,425,000 and $461,168,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Undistributed net investment income                             $     (1,012)
Undistributed net realized gain                                       (6,196)
Paid-in-capital                                                        7,208

At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $922,344,000. Net unrealized gain aggregated $43,033,000 at period-end, of which $141,383,000 related to appreciated investments and $98,350,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $527,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

The manager has agreed to bear any expenses through December 31, 2001, which would cause Value Advisor Class's ratio of expenses to average net assets to exceed 1.10%. Thereafter, through December 31, 2003, Value Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of total expenses to average net assets to exceed 1.10%.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc.

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,525,000 for the year ended December 31, 2000, of which $145,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $2,721,000 and are reflected as interest income in the accompanying Statement of Operations.

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/00
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

 . $22,320,000 from short-term capital gains,

 . $24,037,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $15,347,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

T. ROWE PRICE VALUE FUND
--------------------------------------------------------------------------------

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Value Shareholders of
T. Rowe Price Value Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Value Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland

January 19, 2001

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking  Available on most fixed-income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement  Overview of all your accounts with T. Rowe Price.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

* Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information or to conduct transactions, 24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement plan participants:
The appropriate 800 number appears on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.